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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





Date of report (Date of earliest event reported): January 25, 1999


                             Ciao Cucina Corporation
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               (Exact Name of Registrant as Specified in Charter)


         Ohio                        000-21745              31-1357862
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(State or Other Jurisdiction        (Commission           (IRS Employer
     of Incorporation)              File Number)          Identification No.)

700 Walnut Street, Suite 300, Cincinnati, Ohio                   45202
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code (513) 929-0700
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.
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         On January 25, 1999, the Registrant advised the United States
Bankruptcy Court of the Southern District of Ohio that the Registrant has closed its downtown Cincinnati restaurant and that the Registrant expects to file a motion to sell its remaining restaurant, located in Washington, D.C., to The Glazier Group, Inc.

         The Registrant also advised the Bankruptcy Court on January 25, 1999 that Elliott Jablonsky has resigned a president of the Registrant.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (a)      Financial Statements of Businesses Acquired.

                  Not Applicable

         (b)      Pro Forma Financial Information.

                  Not Applicable

         (c)      Exhibits.

                  Exhibit 99.1

                  Registrant's press release dated January 25, 1999.

                  Page 3 in the manually signed original.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               CIAO CUCINA CORPORATION



Date: January 26, 1999                         By:    /s/ Gregory N. Taylor
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                                               Print Name: Gregory N. Taylor
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                                               Print Title: Vice President
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